Exhibit 99.1

Media Release

Mitel Reports September Quarter Results

Non-GAAP Revenues and Earnings Per Share Exceed Consensus Estimates

Cloud and Mobile Segments Post Revenue Growth Exceeding 30%

•	Non-GAAP revenues of $293.7 million exceed consensus of $285.9 million
•	Non-GAAP earnings per share of $0.12 exceed consensus of $0.08 per share
•	Adjusted EBITDA of $34.9 million exceed consensus of $25.7 million

Ottawa, Ontario, Canada, November 5, 2015 Mitel® (Nasdaq:MITL) (TSX:MNW), a global leader in real-time business, cloud and mobile communications, today announced financial results for the third quarter ended September 30, 2015.

“This was an outstanding quarter for Mitel, with non-GAAP revenues and EPS exceeding analyst estimates and with the strategic investments we’ve made in mobile and cloud each returning approximately 30% year-over-year revenue growth. As the intersection of cloud and mobile continues to drive market convergence and the emergence of the mobile enterprise, Mitel is uniquely positioned to deliver further growth and build on our global market leadership,” said Richard McBee, Chief Executive Officer. “In addition, in Q3 our base premise business continued to drive impressive profitability. We were delighted to once again be acknowledged by Gartner as a leader in our space in its recent report on corporate telephony. This makes Mitel the only brand to appear in all five Gartner Magic Quadrants for business communications.”

Financial Highlights

in US Millions (except per share data)	Q3’15	Q3’14 Proforma constant currency[1]	Q3’14 proforma historical currency	Q3’14 Reported
Non-GAAP Revenues	$293.7	$283.2	$308.1	$274.0
Non-GAAP Net Income	$15.2	$11.3	$17.0	$19.0
Non-GAAP EPS	$0.12	$0.09	$0.14	$0.18
Adjusted EBITDA	$34.9	$27.7	$33.4	$34.6

1 – Constant currency in Q3-2014 assumes the same foreign currency exchange rates as in Q3-2015

As Reported

•	GAAP revenues were $290.7 million, which includes a $3.0 million reduction to revenue for purchase accounting adjustments resulting from acquisitions.
•	GAAP net loss was $8.1 million, or $0.07 per diluted share

“Our team is performing well, driving continued synergy realization and prudent operating discipline, to improve our key operating metrics despite ongoing currency headwinds, which impacted total revenues by approximately $25 million this quarter,” said Steve Spooner, Mitel’s Chief Financial Officer. “Our balance sheet remains strong, with $83 million of cash on hand. This solid performance provides us with flexibility to further invest and strengthen our leadership position in the rapidly growing cloud space and leverage the emerging mobile enterprise.”

Segment Highlights

Mobile – Non-GAAP revenues grew 31% year-over-year in line with management’s strategic plan for profitable growth in this segment. Top line growth was supported by ongoing integration activities and increased focus on strengthening operating metrics and financial management. Total footprint wins now stand at 31 with the addition of three new wins booked

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during the September quarter, up 82% from the Mavenir installed customer base of 17 when Mitel acquired the company in April 2015.

Cloud – In the third quarter, Mitel’s cloud revenue grew 32% from the year ago period and the company installed 152,000 new cloud seats, including 40,000 recurring cloud seats. Year-over-year, Mitel’s total cloud seats installed were up 70% while recurring cloud seats increased 51%. According to Synergy Research in a report published on September 10, 2015, Mitel is outpacing competitors and now leads global cloud communications enterprise market share and revenue, with nearly one out of four new cloud communications users choosing Mitel.

More detailed Cloud Operational Metrics are included with the financial tables at the end of this release.

Premise – Mitel’s premise business was again recognized by Gartner as a leader in our industry, most recently in the Magic Quadrant for Corporate Telephony. Revenue performance for the quarter was strong despite the impact of significant foreign currency headwinds versus prior year and the company continues to gain share in the markets it serves.

Business Outlook

Mitel has set the following financial performance guidance for the fourth quarter ending December 31, 2015. Non-GAAP Revenues and non-GAAP Gross Margin % exclude the effect of purchase accounting adjustments.

Q4-2015 Guidance
Non-GAAP Revenues	$315 million to $340 million
Non-GAAP Gross Margin %	53% to 55%
Adjusted EBITDA %	14% to 17%
Non-GAAP EPS	$0.22 to $0.27

Conference Call Information

Mitel will host an investor conference call and live webcast today at 8:30 a.m. ET (5:30 a.m. PT) to discuss its financial results for the third quarter ended September 30, 2015. To access the conference call, dial 888-734-0328. Callers outside the U.S. and Canada should dial 678-894-3054. A replay of the conference call will be available through 5:00 p.m. ET on Monday, November 9, 2015. To access the replay, all callers should please dial 404-537-3406 and enter pass code 61884186. The live webcast will be accessible on Mitel’s investor relations website at www.mitel.com and will be archived and available on this site for at least three months. Our Form 10-Q has been filed with the SEC today and includes our complete financial results for the three and nine months ended September 30, 2015.

Investor Analyst Day in New York on November 11th

Mitel will host a meeting for analysts and institutional investors at the InterContinental New York Times Square Hotel in New York City on Wednesday, November 11, 2015.

Senior members of Mitel’s management team will host a series of presentations and be available to answer analyst and investor questions. The event will begin at 8:00 a.m. ET and conclude by approximately 11:00 a.m. ET. A live audio webcast and replay of the event will be made available on the Investor Relations section of Mitel’s website at www.mitel.com.

Analysts and institutional investors interested in attending should please contact Michael McCarthy, Vice President – Investor Relations for Mitel at michael.mccarthy@mitel.com to confirm their attendance.

Media Release

Additional Investor Information

Commencing this quarter and to better communicate reported financial results, the company has posted a set of supplemental slides to the investor relations section of mitel.com.

Non-GAAP Financial Measurements

This press release includes references to non-GAAP financial measures including Adjusted EBITDA, non-GAAP net income, non-GAAP operating expenses, Non-GAAP Revenues and Non-GAAP Gross Margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to this release.

Mitel completed the acquisition of Mavenir Systems on April 29, 2015. “As reported” results in this release and the attached tables refer to the U.S. GAAP results of Mitel, which include the results of Mavenir from the date of acquisition. Pro-forma results reflect the results of the company as if it had been fully combined with Mavenir Systems for the full presented period. Non-GAAP Revenues and Non-GAAP Gross Margin have been adjusted to exclude the effect of purchase accounting. These adjustments have no impact on Mitel’s business or cash flows, but adversely affect the Company`s reported revenues and gross margin in the period following an acquisition. For a reconciliation of Mitel’s as-reported results to the pro-forma results and non-GAAP results, please see the tables attached to this release as well as the Form 8-K presenting combined historical results of Mitel and Mavenir filed with the SEC on August 6, 2015.

About Mitel

A global market leader in enterprise and mobile communications powering more than 2 billion business connections and 2 billion mobile subscribers every day, Mitel (Nasdaq:MITL) (TSX:MNW) helps businesses and mobile carriers connect, collaborate and provide innovative services to their customers. Our innovation and communications experts serve more than 60 million business users in more than 100 countries, and 130 mobile service providers including 15 of the top 20 mobile carriers in the world. We are uniquely powering the mobile enterprise using the real-time cloud. For more information, go to www.mitel.com and follow us on Twitter @Mitel.

Mitel is the registered trademark of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

Forward Looking Statements

Some of the statements in this press release are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the integration of Mavenir and the ability to recognize the anticipated benefits from the acquisition of Mavenir; the anticipated size of the markets and continued demand for Mitel and Mavenir products and the impact of competitive products and

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pricing that could result from the announcement of the acquisition of Mavenir; access to available financing on a timely basis and on reasonable terms; Mitel’s ability to achieve or sustain profitability in the future since its acquisition of Aastra; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies including its growth of the company through acquisitions and the integration and realization of synergies resulting from recently acquired businesses. Risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2014, and filed with the SEC on February 26, 2015, and Mitel’s Quarterly Report on Form 10-Q for the period ended September 30, 2015, and filed with the SEC on November 5, 2015. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel does not have any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

MITL-F

Contact Information:

Media – Americas Amy MacLeod 613-691-3317 amy.macleod@mitel.com	Media – EMEA/AP Duncan Miller +44 (0) 1291 612 646 duncan.miller@mitel.com
Investor Relations Michael McCarthy 469-574-8134, michael.mccarthy@mitel.com	Industry Analyst Cynthia Navarro 469-574-8113 cynthia.navarro@mitel.com

Media Release

Cloud Metrics Table

	CY14 Q3	CY14 Q4	CY15 Q1	CY15 Q2	CY15 Q3
Total Cloud Seats	1,039,498	1,246,735	1,375,635	1,611,172	1,763,857
Recurring Cloud Seats	244,889	269,155	304,956	329,620	370,093
Retail Cloud Monthly ARPU	$46	$50	$50	$49	$49
Retail Cloud Avg Seats per Customer	39	37	39	38	39
Retail Cloud Monthly Customer Churn	0.7%	0.4%	0.8%	0.7%	0.9%

Media Release

MITEL NETWORKS CORPORATION

CONSOLIDATED BALANCE SHEETS

(in millions of US dollars)

(unaudited)

	September 30,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$82.9	$111.3
Accounts receivable	239.6	237.5
Sales-type lease receivables	13.8	18.1
Inventories	110.9	88.3
Deferred tax asset	60.7	31.7
Other current assets	82.9	53.2

	590.8	540.1
Non-current portion of sales-type lease receivables	18.1	19.7
Deferred tax asset	122.2	133.6
Property and equipment	55.0	50.7
Identifiable intangible assets	399.3	175.8
Goodwill	664.6	340.3
Other non-current assets	10.9	11.6

	$1,860.9	$1,271.8

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$251.1	$215.0
Current portion of deferred revenue	107.0	78.2
Current portion of long-term debt	11.7	6.2

	369.8	299.4
Long-term debt	634.6	303.6
Long-term portion of deferred revenue	39.0	35.6
Deferred tax liability	40.7	15.3
Pension liability	143.7	136.1
Other non-current liabilities	34.9	34.0

	1,262.7	824.0
Shareholders’ equity	598.2	447.8

	$1,860.9	$1,271.8

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MITEL NETWORKS CORPORATION

STATEMENT OF OPERATIONS

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Quarter Ended September 30, 2015	Proforma Quarter Ended September 30, 2015	US GAAP As Reported Quarter Ended September 30, 2014	Proforma Quarter Ended September 30, 2014(1)
Non-GAAP Revenues	$293.7	$293.7	$274.0	$308.1
Less: Purchase accounting revenue adjustments	(3.0)	(3.0)	(1.6)	(2.8)

Total Revenues	290.7	290.7	272.4	305.3

Non-GAAP Cost of Revenues	139.2	139.2	129.5	145.3
Less: Purchase accounting cost of revenue adjustments	(1.2)	(1.2)	—	—

Total Cost of revenues	138.0	138.0	129.5	145.3

Non-GAAP Gross Margin	154.5	154.5	144.5	162.8
Less: Purchase accounting gross margin adjustments	(1.8)	(1.8)	(1.6)	(2.8)

Total Gross margin	152.7	152.7	142.9	160.0

Expenses:
Selling, general and administrative	94.7	94.7	87.4	101.1
Research and development	35.4	35.4	30.3	38.3
Special charges and restructuring costs	10.3	10.3	31.6	31.6
Amortization of acquisition-related intangible assets	22.3	22.3	14.0	21.9

	162.7	162.7	163.3	192.9

Operating loss	(10.0)	(10.0)	(20.4)	(32.9)
Interest expense	(9.6)	(9.6)	(5.2)	(5.6)
Debt retirement and other debt costs	(0.5)	(0.5)	(0.7)	(0.7)
Other income (expense)	(0.5)	(0.5)	2.9	0.7

Loss from operations, before income taxes	(20.6)	(20.6)	(23.4)	(38.5)
Current income tax recovery (expense)	0.6	0.6	3.1	3.2
Deferred income tax recovery (expense)	11.9	11.9	15.0	15.6

Net loss	$(8.1)	$(8.1)	$(5.3)	$(19.7)

Non-GAAP measures:
Adjusted EBITDA	$34.9	$34.9	$34.6	$33.4
Non-GAAP net income	$15.2	$15.2	$19.0	$17.0

(1)	For a reconciliation of Mitel’s US GAAP as-reported results to the Proforma results, please see Mitel’s current report on Form 8-K filed with the SEC on August 6, 2015.

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MITEL NETWORKS CORPORATION

STATEMENT OF OPERATIONS

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Nine Months Ended September 30, 2015	Proforma Nine Months Ended September 30, 2015(1)	US GAAP As Reported Nine Months Ended September 30, 2014	Proforma Nine Months Ended September 30, 2014(1)
Non-GAAP Revenues	$834.9	$869.2	$810.0	$943.1
Less: Purchase accounting revenue adjustments	(19.2)	(21.5)	(7.4)	(25.7)

Total Revenues	815.7	847.7	802.6	917.4

Non-GAAP Cost of Revenues	392.6	411.2	378.5	442.6
Less: Purchase accounting cost of revenue adjustments	(9.7)	(9.7)	—	(8.5)

Total Cost of revenues	382.9	401.5	378.5	434.1

Non-GAAP Gross Margin	442.3	458.0	431.5	500.5
Less: Purchase accounting gross margin adjustments	(9.5)	(11.8)	(7.4)	(17.2)

Total Gross margin	432.8	446.2	424.1	483.3

Expenses:
Selling, general and administrative	268.1	294.1	256.1	308.6
Research and development	96.3	111.1	88.5	115.4
Special charges and restructuring costs	37.6	54.3	55.7	70.7
Amortization of acquisition-related intangible assets	55.8	66.3	39.3	65.5

	457.8	525.8	439.6	560.2

Operating loss	(25.0)	(79.6)	(15.5)	(76.9)
Interest expense	(22.0)	(22.6)	(16.6)	(18.3)
Debt retirement and other debt costs	(9.6)	(10.2)	(16.2)	(18.0)
Other income	20.0	17.9	4.7	1.5

Loss from operations, before income taxes	(36.6)	(94.5)	(43.6)	(111.7)
Current income tax recovery (expense)	(5.4)	(6.6)	2.8	7.9
Deferred income tax recovery (expense)	27.6	27.6	22.7	23.9

Net loss	$(14.4)	$(73.5)	$(18.1)	$(79.9)

Non-GAAP measures:
Adjusted EBITDA	$105.9	$85.0	$109.0	$104.9
Non-GAAP net income	$53.1	$34.6	$61.0	$53.8

(1)	For a reconciliation of Mitel’s US GAAP as-reported results to the Proforma results, please see Mitel’s current report on Form 8-K filed with the SEC on August 6, 2015.

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MITEL NETWORKS CORPORATION

Cash flow information

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended September 30, 2015	As Reported Quarter Ended September 30, 2014	As Reported Nine Months Ended September 30, 2015	As Reported Nine Months Ended September 30, 2014
Cash provided by (used in):
Net cash provided by operating activities	$17.3	$20.4	$36.5	$73.0
Net cash used in investing activities	(3.9)	(4.4)	(354.9)	(18.1)
Net cash provided by (used in) financing activities	(5.5)	(24.6)	293.5	28.9
Effect of exchange rate changes on cash balances	(1.0)	(5.5)	(3.5)	(3.9)

Net increase (decrease) in cash and cash equivalents	6.9	(14.1)	(28.4)	79.9
Cash and cash equivalents, beginning of period	76.0	134.2	111.3	40.2

Cash and cash equivalents, end of period	$82.9	$120.1	$82.9	$120.1

Additional information on capital expenditures:
Capital expenditures acquired with cash	$3.9	$2.4	$11.2	$9.9
Capital expenditures financed through capital leases and other	0.8	1.7	2.6	4.4

Total capital expenditures	$4.7	$4.1	$13.8	$14.3

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MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Quarter Ended September 30, 2015				Proforma Quarter Ended September 30, 2015
	Premise segment	Cloud segment	Mobile segment	Total	Premise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$141.9	$11.8	$24.7	$178.4	$141.9	$11.8	$24.7	$178.4
Recurring	47.5	28.1	9.7	85.3	47.5	28.1	9.7	85.3
Services	19.3	0.5	10.2	30.0	19.3	0.5	10.2	30.0

Non-GAAP Revenues	208.7	40.4	44.6	293.7	208.7	40.4	44.6	293.7
Purchase accounting adjustments	(0.8)	—	(2.2)	(3.0)	(0.8)	—	(2.2)	(3.0)

Total revenues	$207.9	$40.4	$42.4	$290.7	$207.9	$40.4	$42.4	$290.7

Gross margin
Product	$78.5	$6.6	$12.1	$97.2	$78.5	$6.6	$12.1	$97.2
Recurring	27.9	13.3	5.6	46.8	27.9	13.3	5.6	46.8
Services	6.2	0.2	4.1	10.5	6.2	0.2	4.1	10.5

Non-GAAP Gross Margin	112.6	20.1	21.8	154.5	112.6	20.1	21.8	154.5
Purchase accounting adjustments	(0.8)	—	(1.0)	(1.8)	(0.8)	—	(1.0)	(1.8)

Total gross margin	$111.8	$20.1	$20.8	$152.7	$111.8	$20.1	$20.8	$152.7

	U.S. GAAP, As Reported Quarter Ended September 30, 2014				Proforma Quarter Ended September 30, 2014
	Premise segment	Cloud segment	Mobile segment	Total	Premise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$168.5	$8.8	$—	$177.3	$168.5	$8.8	$19.8	$197.1
Recurring	52.0	21.7	—	73.7	52.0	21.7	6.7	80.4
Services	22.8	0.2	—	23.0	22.8	0.2	7.6	30.6

Non-GAAP Revenues	243.3	30.7	—	274.0	243.3	30.7	34.1	308.1
Purchase accounting adjustments	(1.6)	—	—	(1.6)	(1.6)	—	(1.2)	(2.8)

Total revenues	$241.7	$30.7	$—	$272.4	$241.7	$30.7	$32.9	$305.3

Gross margin
Product	$94.1	$4.8	$—	$98.9	$94.1	$4.8	$11.8	$110.7
Recurring	26.9	10.4	—	37.3	26.9	10.4	3.0	40.3
Services	8.2	0.1	—	8.3	8.2	0.1	3.5	11.8

Non-GAAP Gross Margin	129.2	15.3	—	144.5	129.2	15.3	18.3	162.8
Purchase accounting adjustments	(1.6)	—	—	(1.6)	(1.6)	—	(1.2)	(2.8)

Total gross margin	$127.6	$15.3	$—	$142.9	$127.6	$15.3	$17.1	$160.0

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MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Nine Months Ended September 30, 2015				Proforma Nine Months Ended September 30, 2015
	Premise segment	Cloud segment	Mobile segment	Total	Premise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$434.0	$33.8	$47.8	$515.6	$434.0	$33.8	$62.6	$530.4
Recurring	143.7	76.7	16.1	236.5	143.7	76.7	28.9	249.3
Services	61.3	1.7	19.8	82.8	61.3	1.7	26.5	89.5

Non-GAAP Revenues	639.0	112.2	83.7	834.9	639.0	112.2	118.0	869.2
Purchase accounting adjustments	(2.4)	—	(16.8)	(19.2)	(2.4)	—	(19.1)	(21.5)

Total revenues	$636.6	$112.2	$66.9	$815.7	$636.6	$112.2	$98.9	$847.7

Gross margin
Product	$242.6	$18.3	$24.0	$284.9	$242.6	$18.3	$34.9	$295.8
Recurring	81.7	36.4	8.2	126.3	81.7	36.4	13.6	131.7
Services	20.4	0.9	9.8	31.1	20.4	0.9	9.2	30.5

Non-GAAP Gross Margin	344.7	55.6	42.0	442.3	344.7	55.6	57.7	458.0
Purchase accounting adjustments	(2.4)	—	(7.1)	(9.5)	(2.4)	—	(9.4)	(11.8)

Total gross margin	$342.3	$55.6	$34.9	$432.8	$342.3	$55.6	$48.3	$446.2

	U.S. GAAP, As Reported Nine Months Ended September 30, 2014				Proforma Nine Months Ended September 30, 2014
	Premise segment	Cloud segment	Mobile segment	Total	Premise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$513.3	$21.7	$—	$535.0	$539.9	$22.4	$58.7	$621.0
Recurring	143.9	61.7	—	205.6	150.1	62.5	18.5	231.1
Services	68.8	0.6	—	69.4	71.3	0.8	18.9	91.0

Non-GAAP Revenues	726.0	84.0	—	810.0	761.3	85.7	96.1	943.1
Purchase accounting adjustments	(7.4)	—	—	(7.4)	(8.5)	—	(17.2)	(25.7)

Total revenues	$718.6	$84.0	$—	$802.6	$752.8	$85.7	$78.9	$917.4

Gross margin
Product	$291.9	$11.7	$—	$303.6	$303.9	$12.0	$37.5	$353.4
Recurring	73.7	29.8	—	103.5	75.6	30.1	9.2	114.9
Services	24.1	0.3	—	24.4	25.3	0.3	6.6	32.2

Non-GAAP Gross Margin	389.7	41.8	—	431.5	404.8	42.4	53.3	500.5
Purchase accounting adjustments	(7.4)	—	—	(7.4)	(8.5)	—	(8.7)	(17.2)

Total gross margin	$382.3	$41.8	$—	$424.1	$396.3	$42.4	$44.6	$483.3

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MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Quarter Ended September 30, 2015	Proforma Quarter Ended September 30, 2015	US GAAP As Reported Quarter Ended September 30, 2014	Proforma Quarter Ended September 30, 2014
Net loss	$(8.1)	$(8.1)	$(5.3)	$(19.7)
Adjustments:
Interest expense	9.6	9.6	5.2	5.6
Income tax expense (recovery)	(12.5)	(12.5)	(18.1)	(18.8)
Amortization and depreciation	28.6	28.6	19.7	28.4
Foreign exchange loss (gain)	0.9	0.9	(2.3)	(0.1)
Special charges and restructuring costs	10.3	10.3	31.6	31.6
Stock-based compensation	3.8	3.8	1.5	2.9
Debt retirement and other debt costs	0.5	0.5	0.7	0.7
Purchase accounting adjustments	1.8	1.8	1.6	2.8

Adjusted EBITDA	$34.9	$34.9	$34.6	$33.4

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MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Nine Months Ended September 30, 2015	Proforma Nine Months Ended September 30, 2015	US GAAP As Reported Nine Months Ended September 30, 2014	Proforma Nine Months Ended September 30, 2014
Net loss	$(14.4)	$(73.5)	$(18.1)	$(79.9)
Adjustments:			$—	$—
Interest expense	22.0	22.6	16.6	18.3
Income tax expense (recovery)	(22.2)	(21.0)	(25.5)	(31.8)
Amortization and depreciation	73.4	85.4	55.5	84.9
Foreign exchange loss (gain)	(18.5)	(16.4)	(3.3)	(0.1)
Special charges and restructuring costs	37.6	54.3	55.7	70.7
Stock-based compensation	8.9	11.6	4.5	7.6
Debt retirement and other debt costs	9.6	10.2	16.2	18.0
Purchase accounting adjustments	9.5	11.8	7.4	17.2

Adjusted EBITDA	$105.9	$85.0	$109.0	$104.9

Media Release

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	US GAAP As Reported Quarter Ended September 30, 2015	Proforma Quarter Ended September 30, 2015	US GAAP As Reported Quarter Ended September 30, 2014	Proforma Quarter Ended September 30, 2014
Net loss	$(8.1)	$(8.1)	$(5.3)	$(19.7)
Income tax expense (recovery)	(12.5)	(12.5)	(18.1)	(18.8)

Net loss, before income taxes	(20.6)	(20.6)	(23.4)	(38.5)
Adjustments:
Foreign exchange loss (gain)	0.9	0.9	(2.3)	(0.1)
Special charges and restructuring costs	10.3	10.3	31.6	31.6
Stock-based compensation	3.8	3.8	1.5	2.9
Amortization of acquisition-related intangibles assets	22.3	22.3	14.0	21.9
Debt retirement and other debt costs	0.5	0.5	0.7	0.7
Purchase accounting adjustments	1.8	1.8	1.6	2.8

Non-GAAP net income, before income taxes	19.0	19.0	23.7	21.3
Non-GAAP tax expense(1)	(3.8)	(3.8)	(4.7)	(4.3)

Non-GAAP net income	$15.2	$15.2	$19.0	$17.0

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.12	$0.12	$0.18	$0.14
Non-GAAP weighted-average number of common shares outstanding (in millions):	124.1	124.1	104.7	124.4

(1)	Non-GAAP tax expense is based on an effective tax rate of 20%.

Media Release

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	US GAAP As Reported Nine Months Ended September 30, 2015	Proforma Nine Months Ended September 30, 2015	US GAAP As Reported Nine Months Ended September 30, 2014	Proforma Nine Months Ended September 30, 2014
Net loss	$(14.4)	$(73.5)	$(18.1)	$(79.9)
Income tax expense (recovery)	(22.2)	(21.0)	(25.5)	(31.8)

Net loss, before income taxes	(36.6)	(94.5)	(43.6)	(111.7)
Adjustments:
Foreign exchange loss (gain)	(18.5)	(16.4)	(3.3)	(0.1)
Special charges and restructuring costs	37.6	54.3	55.7	70.7
Stock-based compensation	8.9	11.6	4.5	7.6
Amortization of acquisition-related intangibles assets	55.8	66.3	39.3	65.5
Debt retirement and other debt costs	9.6	10.2	16.2	18.0
Purchase accounting adjustments	9.5	11.8	7.4	17.2

Non-GAAP net income, before income taxes	66.3	43.3	76.2	67.2
Non-GAAP tax expense(1)	(13.2)	(8.7)	(15.2)	(13.4)

Non-GAAP net income	$53.1	$34.6	$61.0	$53.8

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.46	$0.28	$0.62	$0.43
Non-GAAP weighted-average number of common shares outstanding (in millions):	115.7	124.5	99.0	123.8

(1)	Non-GAAP tax expense is based on an effective tax rate of 20%.